AMENDED AND RESTATED FOURTH AMENDMENT AND WAIVER (the "Fourth Amendment and Waiver") dated as of March 31, 1997 to the Letter of Credit, Reimbursement and Loan Agreement dated as of June 28, 1995, as amended by the First Amendment and Waiver dated as of March 5, 1996, the Second Amendment and Waiver dated as of July 23, 1996 and the Third Amendment and Waiver dated as of February 7, 1997 (the "Agreement") by and between Foilmark Manufacturing Corporation (the "Company") and The Chase Manhattan Bank (formerly known as Chemical Bank) (the "Bank")

WHEREAS, the Company has requested and the Bank has agreed, subject to the terms and conditions of this FOURTH AMENDMENT AND WAIVER, to amend and waive the Agreement to reflect the requests set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1. Waiver of ARTICLE II, Letter of Credit and Loans, Section 2.02, Debt Service Account; Reimbursement.

      Compliance with Section 2.02. (a) of the Agreement is hereby waived for the period commencing July 1, 1996 through and including the date hereof solely to the extent necessary to permit the non-receipt by the Bank during such period of the Aggregate amount of monthly sinking fund payments required to be made by the Company into the Debt Service Account maintained at the Bank, in the amount of $300,000, provided, however, that the Company makes a cumulative payment, no later than April 30, 1997, in the amount of $148,143.29 into the Debt Service Account maintained at the Bank. As of the date hereof, the Company has made sinking fund payments into the Debt Service Account maintained at the Bank in the aggregate amount of $151,856.71.


2. Waiver of ARTICLE V, AFFIRMATIVE COVENANTS, SECTION 5.03, Financial Statemens, Reports

      Compliance with Section 5.03.(a) of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the late receipt by the Bank of the audited consolidated financial statements of Foilmark and its Subsidiaries for such fiscal year and the unaudited consolidating financial statements of Foilmark and its Subsidiaries for such fiscal year, which were to be delivered to the Bank on or before March 31, 1997 provided, however, such financial statements are received by the Bank no later than April 15, 1997.

      Compliance with Section 5.03.(c) of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the late receipt by the Bank of the certificate of non-default relating to such fiscal year, prepared and signed by the Auditor and the Chief Financial Officer of Foilmark and each of its Subsidiaries, which was to be delivered to the Bank on or before March 31, 1997 provided, however, such certificate is delivered to the Bank no later than April 15, 1997.


3.    Waiver of ARTICLE VI, NEGATIVE COVENANTS, SECTION 6.01 Liens.

      Compliance with Section 6.01. of the Agreement is hereby waived to permit Kensol-Olsenmark, Inc., a New York corporation and Kensol-Olsenmark, Inc., a Delaware corporation to have granted a first mortgage lien on certain real property owned by each of such entities respectively and located at 40 Melville Park Road, Melville, New York and 692 Pleasant Street,
      Norwood, Massachusetts, respectively, solely to secure a guaranty delivered to Fleet National Bank by each such entity on December 16, 1996 of certain Indebtedness owing by Foilmark, Inc. to Fleet National Bank in the original principal amount of $1,997,500 and funded on December 16, 1996.

4.    Waiver of ARTICLE VI. NEGATIVE COVENANTS, SECTION 6.02. Indebtedness

      Compliance with Section 6.02. of the Agreement is hereby waived to permit Foilmark, Inc. to incur Indebtedness from Fleet National Bank pursuant to a Commercial Term Loan Agreement and Commercial Term Promissory Note entered into on December 16, 1996 with respect to a ten (10) year term loan in the original principal amount of $1,997,500, payable in consecutive quarterly installments of $33,291.66 each, commencing March 16, 1997, with the then outstanding balance of such term loan due and payable in full on December 16, 2006.

5.    Waiver of ARTICLE VI. NEGATIVE COVENANTS, SECTION 6.04. Guarantees.

      Compliance with Section 6.04. of the Agreement is hereby waived to permit Kensol-Olsenmark, Inc., a New York corporation and Kensol-Olsenmark, Inc., a Delaware corporation to have guaranteed certain Indebtedness of Foilmark, Inc. owing to Fleet National Bank pursuant to a Commercial Term Loan Agreement and Commercial Term Promissory Note entered into on December 16, 1996 with respect to a ten (10) year term loan in the original principal amount of $1,997,500, payable in consecutive quarterly installments of $33,291.66 each, commencing March 16, 1997, with the then outstanding balance of such term loan due and payable in full on December 16, 2006.

6.    Waiver of ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.09. Leases.

      Compliance with Section 6.09. of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the aggregate amount of all rents paid by the Company and its Affiliates under operating leases to exceed $400,000 during such fiscal year provided, however, the aggregate amount of all such rents paid during such fiscal year was not in excess of $438,000.

7. Waiver of ARTICLE VI. NEGATIVE COVENANTS, SECTION 6.14. Consolidated Tangible Net Worth plus Consolidated Subordinated Debt.

      Compliance with Section 6.14 of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt to be less than $13,892,000 as of such fiscal year end provided, however, the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt was not less than $12,949,000 as of such fiscal year end.

8. Waiver of ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.15. Consolidated Debt Service Coverage Ratio.

      Compliance with Section 6.15. of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the Consolidated Debt Service Coverage Ratio to be less than 1.25 to 1.0 as of such fiscal year end provided, however, the Consolidated Debt Service Ratio was not less than 0.68 to 1.0 as of such fiscal year end.

9. Waiver of ARTICLE VI. NEGATIVE COVENANTS, SECTION 6.17. Consolidated Capital Expenditures.

      Compliance with Section 6.17. of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the Consolidated Capital Expenditures of Foilmark and its Subsidiaries to be greater than $600,000 during such fiscal year provided, however, the Consolidated Capital Expenditures of Foilmark and its Subsidiaries during such fiscal year was not in excess of $2,330,000.

10. Waiver of ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.18. Total Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt.

      Compliance with Section 6.18. of the Agreement is hereby waived for the fiscal year ended December 31, 1996 to permit the ratio of Consolidated Total Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt to be greater than 1.50 to 1.0 as of such fiscal year end provided, however, such ratio was not greater than 1.64 to
      1.0 as of such fiscal year end.

11. Amendment to ARTICLE II, LETTER OF CREDIT AND LOANS. SECTION 2.02. Debt Service Account, Reimbursement, (a).

      Section 2.02. (a) of the Agreement is hereby amended by adding the following sentence to the end thereof as follows:

      "The Bank shall directly charge all such monthly installments due pursuant to this Section to the Company's (i.e.: Foilmark Manufacturing Corporation's) account number 893-105171 or one or more other accounts of the Company at the Payment Office or other office of the Bank commencing April 1, 1997."

12. Amendment to ARTICLE V. AFFIRMATIVE COVENANTS, SECTION 5.03. Financial Statements, Reports.

      Section 5.03. of the Agreement is hereby amended by (1) deleting the word "and" at the end of subsection (f) thereof, (2) re-designating subsection
      (g) thereof as subsection (h) and (3) adding a new subsection (g) as follows:

      "(g) (1) promptly provide to the Bank copies of all material pleadings, motions and other filings made by any party with respect to the Proceedings (which shall mean the pending litigation outlined in the letter dated July 1, 1996 from Hinckley, Allen & Snyder, counsel to the Company and its affiliates, to the Bank, as updated by letters to the Bank from Hinckley, Allen & Snyder on October 23, 1996, January 15, 1997 and March 15, 1997 and all other litigation or proceedings to which the Company or any of its affiliates are a party which arise out of the incident which is the basis for the foregoing pending litigation) promptly after receipt thereof and promptly notify the Bank of any change in the status of the Proceedings including any decision or orders of the count in which such Proceedings are held and (2) provide a detailed update of the Proceedings from counsel to the Company and its affiliates, addressed to the Bank, on the 15th day of each month commencing April 15, 1997.

13.   Amendment to ARTICLE V. AFFFIRMATIVE COVENANTS.

      Article V. of the Agreement is hereby amended by adding a new SECTION 5.18 as follows:

            "SECTION 5.18. Proceedings. Cause the counsel to the Company and its affiliates with respect to the Proceedings (as defined in Section
            5.03. (g) hereof) to be available for conferences with respect to the status of the Proceedings from time to time at the request of the Bank."

14.   Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.01. Liens.

      Section 6.01. of the Agreement is hereby amended by deleting the work "and" at the end of subsection (d) thereof, deleting the period at the end of subsection (e) thereof and substituting therefor the phrase "; and" and inserting a new subsection "(f)" as follows:

            "(f) (1) in the case of Kensol-Olsenmark, Inc., a New York corporation, a first mortgage Lien granted to Fleet National Bank covering real property located at 40 Melville Park Road, Melville, New York to secure a guaranty issued by such entity to Fleet National Bank on December 16, 1996 as permitted in Section 6.04 (e)
            (1) hereof and (2) in the case of Kensol-Olsenmark, Inc., a Delaware corporation, a first mortgage Lien granted to Fleet National Bank covering real property located at 692 Pleasant Street, Norwood, Massachusetts solely to secure a guaranty issued by such entity to Fleet National Bank on December 16, 1996 as permitted in Section
            6.04 (e) (2) hereof, but not including any renewals or extensions of such mortgage Liens."

15.   Amendment to ARTICLE VI. NEGATIVE COVENANTS SECTION 6.02 Indebtedness,

      Section 6.02 (h) of the Agreement is hereby amended by deleting the date "March 31, 1997" contained therein and substituting therefor the date "April 30, 1997".

      Section 6.02 of the Agreement is hereby further amended by deleting the word "and" at the end of subsection (g) contained therein, deleting the period at the end of subsection (h) contained therein and substituting therefor the phrase "; and: and inserting a new subsection "(i)" and a new subsection "(j)" as follows:

            "(i) Unsecured Indebtedness owing by Foilmark, Inc. to Fleet National Bank under a $6,000,000 revolving credit facility provided such facility shall expire and all such Indebtedness be repaid to Fleet National Bank no later than June 30, 1998; and

      (j) Indebtedness owing by Foilmark, Inc. to Fleet National Bank pursuant to a Commercial Term Loan Agreement and Commercial Term Promissory Note entered into on December 16, 1996 with respect to a ten (10) year term loan in the original principal amount of $1,997,500, payable in consecutive quarterly installments of $33,291.66 each, commencing March 16, 1997, with the then outstanding balance of such term loan due and payable in full on December 16, 2006, but not including any renewals, amendments, extensions or modifications thereof."

16.   Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.04. Guarantees.

      Section 6.04. of the Agreement is hereby amended by deleting the word "and" at the end of subsection (c ) thereof, deleting the period at the end of subsection (d) thereof and substituting therefor the phrase "; and" and inserting a new subsection "(e)" as follows:

            "(e) (1) in the case of Kensol-Olsenmark, Inc., a New York corporation, a guaranty dated December 16, 1996 of certain Indebtedness of Foilmark, Inc. owing to Fleet National Bank as permitted pursuant to Section 6.02. (j) hereof and (2) in the case of Kensol-Olsenmark, Inc., a Delaware corporation, a guaranty dated December 16, 1996 of certain Indebtedness of Foilmark, Inc. owing to Fleet National Bank as permitted pursuant to Section 6.02. (j) hereof, but not including any renewals, amendments, extensions or modifications thereof of such guarantys."

17.   Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.09. Leases.

      Section 6.09. of the Agreement is hereby amended by deleting the number "$400,000" contained therein and substituting therefor the number "$500,000".

18.   Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.14.

      Consolidated Tangible Net Worth plus Consolidated Subordinated Debt.

      Section 6.14 of the Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "SECTION 6.14. Consolidated Tangible Net Worth plus Consolidated Subordinated Debt. Permit Consolidated Tangible Net Worth plus Consolidated Subordinated Debt ("TNW"), at any time to be less than the amount set forth below opposite the relevant period:

Period                                          Amount
December 31, 1996 through June 29, 1997         $12,700,000
June 30, 1997 through December 30, 1997         $13,000,000
December 31, 1997 through December 30, 1998     The greater of (a) $13,500,000
                                                and (b) the actual TNW as of
                                                December 31, 1997

            and for each comparable thereafter, commencing December 31 through and including December 30 of the following year, an amount not less than the actual Consolidated Tangible Net Worth plus Consolidated Subordinated Debt as of the immediately prior December 31 plus $500,000."

19. Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.15 Consolidated Debt Service Coverage Ratio.

      Section 6.15 of the Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

      "SECTION 6.15. Consolidated Debt Service Coverage Ratio. Permit the Consolidated Debt Service Coverage Ratio to be less 0.68 to 1.0 at any time from December 31, 1996 through March 30, 1997; 0.09 to 1.0 at any time from March 31, 1997 to December 30, 1997 and 1.25 to 1.0 at any time from December 31, 1997 and thereafter."

20. Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.17. Consolidated Capital Expenditures.

      Section 6.17. of the Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

      "SECTION 6.17. Consolidated Capital Expenditures. Permit Consolidated Capital expenditures (including, without limitation, obligations under Finance Leases) of Foilmark and its Subsidiaries to be greater than $700,000 in any fiscal year."

21. Amendment to ARTICLE VI. NEGATIVE COVENANTS. SECTION 6.18. Total Unsobordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt.

      Section 6.18 of the Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "SECTION 6.18. Total Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt. Permit the ratio of Consolidated Total Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt to be greater than (1) 1.67 to 1.0 at any time from December 31, 1996 through December 30, 1997 and (2) 1.50 to 1.0 at any time from December 31, 1997 and thereafter."

22. Amendment to ARTICLE VII. EVENTS OF DEFAULT. SECTION 7.01. Events of Default (a).

      Section 7.01. (a) of the Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "(a) (i) failure to pay the principal of any Loan as and when due and payable, (ii) failure to make any payment into the Debt Service Account required hereunder pursuant to Section 2.02. (a) as and when due and payable, (iii) failure to make any reimbursement required hereunder as and when due and payable, or (iv) failure to pay any interest on any Loan or any Letter of Credit Fee or any other fees payable under this Agreement as and when due and payable if such failure shall continue unremedied for a period of five days (with respect to (iv) only);"

This FOURTH AMENDMENT AND WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Agreement.

Except as expressly amended or consented to hereby, the Agreement shall remain in full force and effect in accordance with the original terms thereof and is ratified and confirmed. Without limiting the foregoing, the Company hereby acknowledges that it is and will continue to be bound by the restrictions contained in Section 6.01. of the Agreement which prohibit the Company and its Affiliates from granting any mortgage, pledge, assignment, security interest, lien, charge or any other encumbrance of any nature whatsoever on any of its assets now or hereafter owned other than to the extent permitted in Section
6.01. of the Agreement.

The agreements herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of the Agreement or any default or Event of Default which may occur or may have occurred under the Agreement.

The Company hereby represents and warrants that, after giving effect to this FOURTH AMENDMENT AND WAIVER, no Event of Default or default exists under the Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Bank when formally requested, in writing, by the Company.

This FOURTH AMENDMENT AND WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one FOURTH AMENDMENT AND WAIVER. This FOURTH AMENDMENT AND WAIVER shall become effective upon the satisfaction, as determined by the Bank in its sole discretion, of each of the following conditions by no later than March 31, 1997:

      (i) when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Bank;

      (ii) upon the receipt by the Bank of the fully executed Amended and Restated Fourth Amendment and Waiver dated as of March 31, 1997 to the Term Loan Agreement dated as of June 28, 1995 by and between Foilmark Manufacturing Corporation and the Chase Manhattan Bank, as amended;

      (iii) upon receipt and satisfactory review by the Bank of amendments and waivers as to the matters set forth above, as applicable, to the Commercial Term Loan Agreement dated December 16, 1996 between Fleet National Bank and Foilmark, Inc.;

      (iv) upon the receipt by the Bank of payment in full of all Obligations (as such term is defined in the Credit Agreement dated as of June 28, 1995, as amended, by and between Foilmark, Inc., Foilmark Manufacturing Corporation, Kensol-Olsenmark, Inc., West Foils, Inc., Imtran Foilmark, Inc., and The Chase Manhattan Bank and Fleet National Bank of Massachusetts, N.A. (the "Revolving Credit Agreement")) owing to the Bank by the Company and certain of its affiliates under the Revolving Credit Agreement including, without limitation, all principal amounts outstanding, all accrued and unpaid interest and any other amounts owing pursuant to Section
            2.08. (b), Section 2.08. (c) and Section 2.13. of the Revolving Credit Agreement and cancellation of the Bank's Revolving Credit Commitment;

      (v) upon the execution of an intercreditor agreement by the Bank and Fleet National Bank, in form and substance satisfactory to the Bank in all respects, with regard to certain loans owing by the Company and/or certain of its affiliates to certain individuals which are currently subordinated by such individuals to (1) indebtedness owing to the Bank and Fleet National Bank under the Revolving Credit Agreement and (2) certain other indebtedness owing by the Company and its affiliates to the Bank;

      (vi) upon the receipt by the Bank for its own account of an amendment fee in the amount of $500; and

      (vii) upon payment in full by the Borrower of the legal fees and expenses of the Bank's outside counsel in connection with the preparation of this Fourth Amendment and Waiver.

In the event that any of the foregoing conditions are not satisfied on or before April 9, 1997, the amendments and waivers set forth above shall be null and void and of no force or effect.

IN WITNESS WHEREOF, the Company and the Bank have caused the FOURTH AMENDMENT AND WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                              FOILMARK MANUFACTURING
                                               CORPORATION


                                              By: /s/ Philip Leibel
                                                  ---------------------------
                                              Name:  Philip Leibel
                                              Title: Vice President

                                              THE CHASE MANHATTAN BANK
                                              (formerly known as Chemical Bank)


                                              By: /s/ Christopher Zimmermann
                                                  ---------------------------
                                              Name:  Christopher Zimmermann
                                              Title: Vice President

                                     CONSENT


The undersigned not parties to the Agreement but each a Corporate Guarantor under a separate Corporate Guaranty dated as of June 28, 1995, hereby accept and agree to the terms of the FOURTH AMENDMENT AND WAIVER contained herein and each of the undersigned hereby acknowledges that it is and will continue to be bound by the covenants contained in Article V and Article VI of the Agreement which relate to it including, without limitation, the covenant contained in Section
6.01. of the Agreement which prohibits the Company and its Affiliates from granting any mortgage, pledge, assignment, security interest, lien, charge or other encumbrance of any nature whatsoever on any of its assets now or hereafter owned other than to the extent permitted in Section 6.01. of the Agreement.


                                              FOILMARK, INC.


                                              By: /s/ Philip Leibel
                                                  ---------------------
                                              Name:  Philip Leibel
                                              Title: Vice President



                                              KENSOL-OLSENMARK, INC.


                                              By: /s/ Philip Leibel
                                                 -----------------------
                                              Name:  Philip Leibel
                                              Title: Treasurer



                                              WEST FOILS, INC.


                                              By: /s/ Philip Leibel
                                                  ---------------------
                                              Name:  Philip Leibel
                                              Title: Treasurer

                                     CONSENT

The undersigned not a party to the Agreement but a Corporate Guarantor under a separate Corporate Guaranty dated as of August 21, 1995, hereby accepts and agrees to the terms of the FOURTH AMENDMENT AND WAIVER contained herein and the undersigned hereby acknowledges that it is and will continue to be bound by the covenants contained in Article V and Article VI of the Agreement which relate to it including, without limitation, the covenant contained in Section 6.01. of the Agreement which prohibits the Company and its Affiliates from granting any mortgage, pledge, assignment, security interest, lien, charge or other encumbrance of any nature whatsoever on any of its assets now or hereafter owned other than to the extent permitted in Section 6.01. of the Agreement.




                                              IMTRAN FOILMARK, INC.



                                              By: /s/ Philip Leibel
                                                  ---------------------
                                              Name:  Philip Leibel
                                              Title: Treasurer